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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                              Exchange Act of 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 1998
                                                        ------------------



                             CCA PRISON REALTY TRUST
                             -----------------------
       (Exact name of registrant as specified in its Declaration of Trust)


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          Maryland                          1-13049                          62-1689525
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
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification Number)
        organization)
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      10 Burton Hills Boulevard, Suite 100
              Nashville, Tennessee                               37215
    ----------------------------------------                   ---------
    (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (615) 263-0200
                                                           ---------------



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On September 29, 1998, CCA Prison Realty Trust, a Maryland real estate investment trust ("Prison Realty"), Corrections Corporation of America, a Tennessee corporation ("CCA"), and Prison Realty Corporation, a newly formed Maryland corporation ("New Prison Realty"), entered into an Amended and Restated Agreement and Plan of Merger ("Merger Agreement"), whereby CCA will be merged into New Prison Realty, with New Prison Realty as the surviving company, and then Prison Realty will be merged into New Prison Realty, with New Prison Realty as the surviving company (collectively, the "Merger"). Pursuant to the Merger Agreement, in the Merger (i) holders of CCA common stock, $1.00 par value per share (the "CCA Common Stock"), will obtain the right to receive 0.875 share of New Prison Realty common stock, $0.01 par value per share (the "New Prison Realty Common Stock"), for each share of CCA Common Stock they hold; (ii) holders of common shares of Prison Realty, $0.01 par value per share (the "Prison Realty Common Shares"), will receive 1.0 share of New Prison Realty Common Stock for each Prison Realty Common Share they hold; and (iii) holders of the 8.0% Series A Cumulative Preferred Shares of Prison Realty, $0.01 par value per share (the "Prison Realty Series A Preferred Shares"), will receive 1.0 share of New Prison Realty 8.0% Series A Cumulative Preferred Stock, $0.01 par value per share for each Prison Realty Series A Preferred Share they hold.

         On September 30, 1998, New Prison Realty filed a Registration Statement on Form S-4 (the "Registration Statement on Form S-4") with respect to the Merger, which contains the Joint Proxy Statement of Prison Realty and CCA. Prison Realty hereby incorporates herein by reference the following sections of the Registration Statement on Form S-4:

               (i)    Material Risk Factors;

               (ii)   The Merger;

               (iii)  The Merger Agreement;

               (iv) Management and Operations of New Prison Realty After the Merger;

               (v)    Conflicts of Interest;

               (vi)   Material Federal Income Tax Consequences;

               (vii)  New Prison Realty Capital Stock; and

               (viii) Comparison of Rights of Shareholders of Prison Realty and
                      Stockholders of New Prison Realty.





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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             Prison Realty and CCA have entered into the Merger Agreement, whereby both companies are merging with and into New Prison Realty. Accordingly, CCA's unaudited condensed consolidated financial statements for the six month periods ended June 30, 1998 and June 30, 1997 are incorporated herein by reference to CCA's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and CCA's audited consolidated financial statements for the five years ended December 31, 1997 are incorporated herein by reference to CCA's Annual Report on Form 10-K for the year ended December 31, 1997.

        (b)  PRO FORMA FINANCIAL INFORMATION.

             The following financial statements are incorporated herein by reference to the Registration Statement on Form S-4:

             (i) Pro Forma Combined Balance Sheet of Prison Realty Corporation as of June 30, 1998;

             (ii) Pro Forma Combined Statement of Operations of Prison Realty Corporation for the Year Ended December 31, 1997; and

             (iii) Pro Forma Combined Statement of Operations of Prison Realty
                   Corporation for the Six Months Ended June 30, 1998.

        (c)  EXHIBITS.



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   Exhibit No.                        Exhibit
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

      2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998, by and among Corrections Corporation of America, CCA Prison Realty Trust and Prison Realty Corporation, (incorporated by reference to Exhibit 2.1 to Prison Realty Corporation's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 30, 1998).

      23.1       Consent of Arthur Andersen LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CCA PRISON REALTY TRUST



Date: September 29, 1998                      /s/ D. Robert Crants, III
                                                  -----------------------------
                                                  Name:  D. Robert Crants, III
                                                  Title: President






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                                 EXHIBIT INDEX

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   Exhibit No.                        Exhibit
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

      2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998, by and among Corrections Corporation of America, CCA Prison Realty Trust and Prison Realty Corporation (incorporated by reference to Exhibit 2.1 to Prison Realty Corporation's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 30, 1998).

      23.1       Consent of Arthur Andersen LLP


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